UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 12, 2005
                Date of Report (Date of earliest event reported)

                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                       1-4673               84-0513668
(State or other jurisdiction of     (Commission File        (IRS Employer
incorporation or organization)           Number)         Identification No.)

 1 Gateway Center, Newark, New Jersey                           07102
(Address of principal executive offices)                      (Zip Code)

                                 (201) 420-2796
              (Registrant's telephone number, including area code)

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Section 2 - Registrant's Business and Operations

ITEM 2.02. Results of Operations and Financial Condition.

      The Company announced on August 12, 2005 the results of its second quarter and six months ended June 30, 2005 operations. The press release issued is attached as exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

      a.    Not applicable.

      b.    Not applicable

      c.    Exhibits

      The following exhibit is filed with this report:

    Exhibit Number    Description
    --------------    -----------
    99.1              Press release announcing the results of the Company's
                      first quarter 2005 operations.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 12, 2005                            WILSHIRE ENTERPRISES, INC.
                                                   (Registrant)

                                                   By:  /s/ Daniel C. Pryor
                                                        -------------------
                                                        Daniel C. Pryor
                                                        President

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